SIXTH AMENDMENT
                          Dated as of November 17, 2000

     This SIXTH AMENDMENT (this "Amendment") is among JACK IN THE BOX INC. (formerly Foodmaker, Inc.), a Delaware corporation (the "Borrower"), the financial institutions and other entities party to the Credit Agreement referred to below (the "Lenders"), and BANK OF AMERICA, N.A. (formerly NationsBank, N.A. (successor to NationsBank of Texas, N.A)), as L/C Bank (as defined in the Credit Agreement) and as agent (the "Agent") for the Lenders and the Issuing Banks thereunder.

                             PRELIMINARY STATEMENTS:

     1. The Borrower, the Lenders, the Arranger, the Documentation Agent and the Agent have entered into a Credit Agreement dated as of April 1, 1998, as amended by the First Amendment dated as of August 24, 1998, the Second Amendment dated as of February 27, 1999, the Third Amendment dated as of September 17, 1999, the Fourth Amendment dated as of December 6, 1999, and the Fifth Amendment dated as of May 3, 2000 (as so amended, the "Credit Agreement.") Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.

     2. The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement to permit and facilitate (a) the Borrower's creation and capitalization of three new Subsidiaries, consisting of two wholly-owned Delaware limited liability companies (respectively, "General Partner" and "Limited Partner") and an indirectly wholly-owned Texas limited partnership ("Texas LP") (General Partner, Limited Partner and Texas LP, collectively, the "Jack East Subsidiaries"), (b) the Borrower's capital contribution of the Contributed Assets (as defined below) to Texas LP in exchange for a 99% limited partnership interest in Texas LP and Texas LP's assumption of certain liabilities of the Borrower (not to include any liabilities or obligations of the Borrower pursuant to the Credit Agreement except as and to the extent set forth in the Guaranty) and the Borrower's capital contribution of cash to the General Partner in exchange for a 100% equity interest in General Partner, (c) the General Partner's contribution of cash to the Texas LP in exchange for a 1% general partnership interest in Texas LP, (d) the Borrower's contribution of its limited partnership interest in Texas LP to Limited Partner in exchange for a 100% equity interest in Limited Partner, (e) the Borrower's entry into transactions and arrangements with the Jack East Subsidiaries pursuant to which the Jack East Subsidiaries, or some of them, would pay to the Borrower royalties with respect to the use of the "Jack in the Box" name and consulting, management, shared services and other fees, and (f) other agreements and arrangements ancillary to the transactions set forth in clauses (a) through (e) above (all such transactions and arrangements set forth in clauses (a) through (f) above, the "Jack East Transactions").

     3. The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendments to Credit Agreement. Effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

     (a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in appropriate alphabetical order, the following defined terms:

          "Contributed Assets" means substantially all of the assets and operations of Jack in the Box in the states of Florida, Texas, Illinois, Missouri, Louisiana, North Carolina, Tennessee and South Carolina and certain related intangible assets.

          "General Partner" means JBX General Partner LLC, a Delaware limited liability company.

          "Jack East Subsidiary" means each of General Partner, Limited Partner, and Texas LP, and "Jack East Subsidiaries" is a collective reference to all of such Subsidiaries.

          "Jack East Transactions" means (a) the Borrower's creation and capitalization of the Jack East Subsidiaries, (b) the Borrower's capital contribution of the Contributed Assets (as defined below) to Texas LP in exchange for a 99% limited partnership interest in Texas LP and Texas LP's assumption of certain liabilities of the Borrower (not to include any liabilities or obligations of the Borrower pursuant to the Credit Agreement except as and to the extent set forth in the Guaranty) and the Borrower's capital contribution of cash to the General Partner in exchange for a 100% equity interest in General Partner, (c) the General Partner's contribution of cash to the Texas LP in exchange for a 1% general partnership interest in Texas LP, (d) the Borrower's contribution of its limited partnership interest in Texas LP to Limited Partner in exchange for a 100% equity interest in Limited Partner, (e) the Borrower's entry transactions and arrangements with the Jack East Subsidiaries pursuant to which the Jack East Subsidiaries, or some of them, would pay to the Borrower royalties with respect to the use of the "Jack in the Box" name and consulting, management, shared services and other fees, and (f) other agreements and arrangements ancillary to the transactions set forth in clauses (a) through
     (e) above (all such transactions and arrangements set forth in clauses (a) through (f) above, the "Jack East Transactions").

          "Limited Partner" means JBX Limited Partner LLC, a Delaware limited liability company.

          "Texas LP" means Jack in the Box Eastern Division L.P., a Texas limited partnership.

     (b) Section 6.01(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (j) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate, other than (i) payments for management advisory services not to exceed $375,000 in the aggregate, (ii) transactions permitted under Section 6.02(g), (iii) the CRC Leases, (iv) any Permitted CRC Transaction and (v) the Jack East Transactions; provided, however, that nothing in this Section 6.01(j) shall be construed to imply that any of the Jack East Transactions, or any of the other transactions referenced specifically herein, is not a transaction on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's length transaction with a Person not an Affiliate;

     (c) Section 6.02(b)(iii)(B) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (B) the Surviving Debt and Permitted Subordinated Debt (including any guaranties of Permitted Subordinated Debt (provided that any guarantee of Permitted Subordinated Debt described in clause (B) of the definition thereof shall be on terms and conditions satisfactory to the Required Lenders));

     (d) Section 6.02(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (i) Corporate Organization. (A) Create any Subsidiaries (other than Excluded Subsidiaries, Qualifying Subsidiaries and the Jack East Subsidiaries) not in existence on the date hereof; or (B) amend in any respect adverse to the Agent or any Lender, or permit any of its Subsidiaries (whether or not existing on the date hereof) to amend in any respect adverse to the Agent or any Lender, its certificate or articles of incorporation, bylaws or other organizational or charter documents.

     (e) Section 6.02(k)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (iii) amend, modify or change in any manner any term or condition of any Surviving Debt or Permitted Subordinated Debt in a manner adverse to the Agent or any Lender, or permit any of its Subsidiaries to do any of the foregoing other than to prepay any Debt permitted hereunder and payable to the Borrower or any other Loan Party.

     (f) Section 6.02(n) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (n) Partnerships. Become a general partner in any general or limited partnership (other than an Excluded Subsidiary or any of the Jack East Subsidiaries) or permit any of its Subsidiaries (other than an Excluded Subsidiary or any of the Jack East Subsidiaries) to become a general partner in any general or limited partnership, other than any Subsidiary the sole assets of which consist of its interest in such partnership.

     SECTION 2. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

     (a) the Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors listed therein (such Guarantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties");

     (b) each Jack East Subsidiary shall have guaranteed all Obligations of the Borrower under the Credit Agreement and Notes by executing and delivering to the Agent an amendment to Guaranty in substantially the form required by Section 6.01(k) of the Credit Agreement; and

     (c) each of the representations and warranties in Section 3 below shall be true and correct.

     SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

     (a) Authority. The Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

     (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor. This Amendment and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

     (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

     (d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

     SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, the Arranger, the Documentation Agent or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

     SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

                            [Signature Pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                             JACK IN THE BOX INC.
                             (successor to Foodmaker, Inc.),
                             a Delaware corporation


                             By:        HAROLD L. SACHS
                                -----------------------------------------
                                Name:   Harold L. Sachs
                                Title:  Vice President and Treasurer




                             BANK OF AMERICA, NA. as Agent


                             By:        RICHARD G. PARKHURST, JR.
                                -----------------------------------------
                                Name:   Richard G. Parkhurst, Jr.
                                Title:  Managing Director




                             Lenders
                             -------
                             BANK OF AMERICA, NA.


                             By:        RICHARD G. PARKHURST, JR.
                                -----------------------------------------
                                Name:   Richard G. Parkhurst, Jr.
                                Title:  Managing Director




                             CREDIT LYONNAIS LOS ANGELES BRANCH


                             By:        DIANNE M. SCOTT
                                -----------------------------------------
                                Name:   Dianne M. Scott
                                Title:  First Vice President/Manager





                             ROYAL BANK OF CANADA


                             By:
                                -----------------------------------------
                                Name:
                                Title:


                             UNION BANK OF CALIFORNIA, N.A.




                             By:        LINDA WELKER
                                -----------------------------------------
                                 Name:  Linda Welker
                                 Title: Vice President


                                  S-1 thru S-6

                             U.S. BANK NATIONAL ASSOCIATION


                             By:
                                -----------------------------------------
                                Name:
                                Title:




                             BANK ONE TEXAS, NA.


                             By:        JOSEPH R. PERDENZA
                                -----------------------------------------
                                 Name:  Joseph R. Perdenza
                                 Title: Assistant Vice President




                             CIBC, INC.


                             By:        STEPHANIE E. DeVANE
                                -----------------------------------------
                                 Name:  Stephanie E. DeVane
                                 Title: Executive Director
                                        CIBC World Markets Corp., As Agent




                             MORGAN GUARANTY TRUST CO.


                             By:        ROBERT BOTTAMEDI
                                -----------------------------------------
                                 Name:  Robert Bottamedi
                                 Title: Vice President




                             SANWA BANK CALIFORNIA


                             By:
                                -----------------------------------------
                                Name:
                                Title:




                             NATEXIS BANQUE - BFCE


                             By:        GARY KANIA
                                -----------------------------------------
                                 Name:  Gary Kania
                                 Title: Vice President


                             By:        JORDAN SADLER
                                -----------------------------------------
                                 Name:  Jordan Sadler
                                 Title: Assistant Vice President


                                 S-7 thru S-12

                                     CONSENT
                          Dated as of November 17, 2000

     The Undersigned, as Guarantors under the "Guaranty" (as much terms are defined in and under the Credit Agreement referred to in the foregoing Sixth Amendment), each hereby consents and agrees to the foregoing Sixth Amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Sixth Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" and words of like imports to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by said Sixth Amendment.

                            CP DISTRIBUTION CO., a Delaware corporation,
                            CP WHOLESALE CO., a Delaware corporation and
                            JACK IN THE BOX, INC., a New Jersey corporation



                             By:  LAWRENCE E. SCHAUF
                                --------------------------------------
                                  Lawrence E. Schauf
                                  Executive Vice President and Secretary


                             FOODMAKER INTERNATIONAL FRANCHISING,INC.
                             a Delaware corporation



                             By:  HAROLD L. SACHS
                                --------------------------------------
                                Harold L. Sachs
                                Vice President and Treasurer


                                      S-13